UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 6, 2005

                         BIOSPECIFICS TECHNOLOGIES CORP
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


       DELAWARE                         0-19879                   11-3054851
        --------                         -------                   ----------
State or Other Jurisdiction          (Commission                (I.R.S. Employer
of Incorporation) File Number)      Identification No.)

                      35 WILBUR STREET, LYNBROOK, NY 11563
                      ------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                                  516.593.7000
                                  ------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
         (Former Name or Former Address, If Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 6, 2005, the Audit Committee of the Board of Directors of BioSpecifics Technologies Corp. dismissed BDO Seidman, LLP as its Independent Registered Public Accounting Firm.

At that same meeting on January 6, 2005 the Audit Committee of the Board of Directors of BioSpecifics Technologies Corp. appointed Bloom and Co., LLP as the Company's Independent Registered Public Accounting Firm.

The reports of BDO Seidman LLP on the Company's financial statements for the years ended January 31, 2003 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except the report of BDO Seidman LLP on the Company's financial statements for the year ended January 31, 2003 stated that these financial statements were prepared based on the assumption that the Company will continue as a going concern and that the Company's significant losses raised substantial doubt about the Company's ability to continue as a going concern.

In connection with its audits of the Company's financial statements for the two most recent fiscal years and through January 6, 2005, there have been no disagreements with BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman LLP, would have caused BDO Seidman LLP to make reference thereto in its report on the Company's financial statements for such years.

During the two most recent fiscal years and through January 11, 2005, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested BDO Seidman LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of that letter dated January 11, 2005 will be filed as Exhibit 16.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         EXHIBIT 16.1 Letter from BDO Seidman LLP to the Securities and Exchange Commission, dated January 11, 2005 regarding its agreement with the statements made in this report on Form 8-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BioSpecifics Technologies Corp.



By: /s/ Lawrence Dobroff
-------------------------------
Lawrence Dobroff
Chief Financial Officer
Dated: January 11, 2005


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
                                 EXHIBIT INDEX

Exhibit
No.      Description
-------  -----------

16.1 Letter from BDO Seidman LLP to the Securities and Exchange Commission, dated January 11, 2005 regarding its agreement with the statements made in this report on Form 8-K.